EXHIBIT 16.1

January 25, 2010

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read AIS Futures Fund IV L.P.'s statements included under Item 4.01 of its Form 8-K filed on January 25, 2010 and we agree with such statements concerning our firm.

McGladrey & Pullen, LLP

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